UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 29, 2005

United States Steel Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-16811	25-1897152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street, Pittsburgh, PA	15219-2800
(Address of principal executive offices)	(Zip Code)

(412) 433-1121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreements

At its November 29, 2005 meeting, the Board of Directors amended the Deferred Compensation Plan for Non-Employee Directors to make it a program under the 2005 Stock Incentive Plan (now the “Deferred Compensation Program for Non-Employee Directors”). The program has been revised to reflect the new deferred compensation requirements under Section 409A of the Internal Revenue Code and to make mandatory for each Non-employee Director participant the deferral of at least seventy percent of each participant’s annual retainer fee in the form of United States Steel Corporation Common Stock Units. (See Exhibit 10.1)

On November 29, 2005, the Compensation & Organization Committee (the “Committee”) approved administrative regulations for a Long-Term Incentive Compensation Program under the 2005 Stock Incentive Plan. All management employees are eligible to participate upon designation by the Committee. The components of the long-term incentive awards include one or more of the following: stock options, restricted stock and performance awards. Stock options have up to a 10-year term and vest one-third on each of the first three anniversaries of the award grant date. Restricted stock awards vest one-third on each of the first three anniversaries of the award grant date and performance awards vest, subject to satisfaction of the performance goals, on the third anniversary of the award grant date. (See Exhibit 10.2)

On November 29, 2005, the Compensation & Organization Committee (the “Committee”) approved administrative regulations for an Executive Management Annual Incentive Compensation Program under the 2005 Annual Incentive Compensation Plan. Executive management employees designated by the Committee are eligible to participate. The performance measures are return on capital employed, shipment tons, and citizenship measures (safety performance, workforce diversity and environmental improvement). Performance goals for each of the performance measures will be established by the Committee at the commencement of each performance period. (See Exhibit 10.3)

The programs are filed herewith as Exhibits 10.1, 10.2 and 10.3.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

10.1	United States Steel Corporation Deferred Compensation Program for Non-Employee Directors

10.2	Administrative Regulations for the Long-Term Incentive Compensation Program under the United States Steel Corporation 2005 Stock Incentive Plan

10.3	Administrative Regulations for the Executive Management Annual Incentive Compensation Program under the United States Steel Corporation 2005 Annual Incentive Compensation Plan

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By	/s/ Larry G. Schultz
Larry G. Schultz
Vice President & Controller

Dated: December 2, 2005

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